UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2025, as described below under Item 5.07 of this Current Report on Form 8-K, the shareholders of Patriot National Bancorp, Inc. (the “Company”) approved the 2025 Omnibus Equity Incentive Plan (the “Plan”) at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”). A description of the terms of the Plan is included in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on May 27, 2025 (the “Proxy Statement”), which description is incorporated herein by reference. The descriptions of the Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

On July 2, 2025, the Boad of Directors of the Company appointed Steven Sugarman, the Company’s President, as the Chief Executive Officer of the Company following the Company’s receipt of the non-objection from the Board of Governors of the Federal Reserve System. Description of Mr. Sugarman’s biographical information and information related to his compensation and related party transactions has been previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 21, 2025 and the Proxy Statement, which description is incorporated herein by reference.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on June 26, 2025. On the record date of May 16, 2025, there were 76,259,670 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Shareholders voted as follows on the matters presented for a vote.

1.	Election of Directors

The following eight nominees were each elected to serve as a director, for a term that expires at the next annual meeting of shareholders and until his or her successor is elected and qualified, based upon the following votes:
Nominee	For	Withheld	Broker Non-Votes
Michael A. Carrazza	72,529,922	436,233	1,144,547
Steven A. Sugarman	72,930,254	35,901	1,144,547
Edward N. Constantino	72,882,372	83,783	1,144,547
Emile Van Den Bol	72,857,575	108,580	1,144,547
Alon Abady	72,929,508	36,647	1,144,547
Anahit Magzanyan	72,930,258	35,897	1,144,547
Carlos Salas	72,876,279	89,876	1,144,547
Mario De Tomasi	72,929,527	36,628	1,144,547

The election of Messrs. Abady, Salas and De Tomasi is subject to the Company’s receipt of the non-objection from the Board of Governors of the Federal Reserve System.  Therefore the Board of Directors of the Company is currently comprised of the following members: Michael A. Carrazza, Steven A. Sugarman, Edward N. Constantino, Emile Van Den Bol, and Anahit Magzanyan.

2.	Approval of the 2025 Omnibus Equity Incentive Plan

The proposal to approve the Plan was approved based on the following votes:
For	Against	Abstentions	Broker Non-Votes
71,044,019	893,530	1,028,606	1,144,547

3.	Approval of the Amended and Restated Certificate of Incorporation

The proposal to approve the Amended and Restated Certificate of Incorporation of the Company was approved based on the following votes:
For	Against	Abstentions	Broker Non-Votes
72,612,930	317,695	35,530	1,144,547

In addition, this proposal was unanimously approved by holders of Series A Non-Cumulative Perpetual Convertible Preferred Stock by written consent.

4.	Approval of the Potential Issuance of Shares of Common Stock for Purposes of Complying with Nasdaq Listing Rules 5635(b) and 5635(d)

The proposal to approve the potential issuance of shares of common stock for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d) was approved based on the following votes:
For	Against	Abstentions	Broker Non-Votes
72,647,527	318,096	532	1,144,547

5.	Appointment of RSM US LLP to Serve as the Independent Registered Public Accounting Firm for the Company for the Year Ending December 31, 2025

The appointment of RSM US LLP to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2025 was ratified based on the following votes:
For	Against	Abstentions
74,046,920	2,575	61,207

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

10.1	2025 Omnibus Equity Incentive Plan (incorporated by reference to Annex A to the Proxy Statement)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

July 2, 2025	By:	/s/ Steven Sugarman
Steven Sugarman
President